Exhibit 10.4

JOINDER AGREEMENT

October 6, 2021

BofA Securities, Inc.

One Bryant Park

New York, New York 10036

As Representative of the Initial Purchasers set forth in Schedule I to the Purchase Agreement

Ladies and Gentlemen:

Reference is made to the Purchase Agreement (the “Purchase Agreement”) dated July 27, 2021 initially among Penn Virginia Escrow LLC, a limited liability company organized under the laws of Delaware (the “Escrow Issuer”), Penn Virginia Holdings, LLC, a limited liability company organized under the laws of Delaware (the “Company”), the Company Guarantors (as defined and named therein) and BofA Securities, Inc., as representative (the “Representative”) of the several initial purchasers named in Schedule 1 thereto (the “Initial Purchasers”), concerning the purchase of the Notes (as defined in the Purchase Agreement) from the Escrow Issuer by the Initial Purchasers. Capitalized terms used herein but not defined herein shall have the meanings assigned to such terms in the Purchase Agreement.

Lonestar Resources US Inc., a Delaware corporation, together with its subsidiaries identified in Schedule 1 hereto (collectively, the “Lonestar Guarantors”), each agrees that this Joinder Agreement is being executed and delivered promptly upon the consummation of the Acquisition.

1. Joinder. Each Lonestar Guarantor hereby agrees to be bound by the terms, conditions and other provisions of the Purchase Agreement with all attendant rights, duties and obligations stated therein, with the same force and effect as if it was originally named as a “Guarantor,” therein and as if such Lonestar Guarantor executed the Purchase Agreement on the date thereof.

2. Representations, Warranties and Agreements of the Lonestar Guarantors. Each Lonestar Guarantor represents and warrants to, and agrees with, the several Initial Purchasers on and as of the date hereof that:

(a) such Lonestar Guarantor has the corporate or organizational power and authority to execute, deliver and perform this Joinder Agreement and to consummate the transactions contemplated hereby and this Joinder Agreement has been duly authorized, executed and delivered by such Lonestar Guarantor;

(b) the representations, warranties and agreements of such Lonestar Guarantor set forth in the Purchase Agreement are true and correct on and as of the Closing Date.

3. Governing Law. THIS JOINDER AGREEMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

4. Amendments. No amendment or waiver of any provision of this Joinder Agreement, nor any consent or approval to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by each Lonestar Guarantor.

5. Headings. All headings of this Joinder Agreement are included for convenience of reference only and shall not be deemed a part of this Joinder Agreement.

6. Survival. This Joinder Agreement does not cancel, extinguish, limit or otherwise adversely affect any right or obligation of the parties under the Purchase Agreement. Each Lonestar Guarantor acknowledges and agrees that all of the provisions of the Purchase Agreement shall remain in full force and effect.

7. Counterparts. This Joinder Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Any signature to this Joinder Agreement may be delivered by facsimile, electronic mail (including pdf) or any electronic sig-nature complying with the U.S. federal ESIGN Act of 2000 or the New York Electronic Signature and Records Act or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes to the fullest extent permitted by applicable law. For the avoidance of doubt, the foregoing also applies to any amendment, extension or renewal of this Joinder Agreement. Each of the parties to this Joinder Agreement represents and warrants that it has the corporate capacity and authority to execute this Joinder Agreement through electronic means and there are no restrictions for doing so in any of such party’s constitutive documents.

If the foregoing is in accordance with your understanding of our agreement, please indicate your acceptance of this Joinder Agreement by signing in the space provided below, whereupon this Joinder Agreement and the Purchase Agreement will become binding agreements of each Lonestar Guarantor in accordance with their terms.

[Signature page follows]

Very truly yours,

LONESTAR RESOURCES AMERICA LLC
ALBANY SERVICES, L.L.C.
T-N-T ENGINEERING, LLC
LONESTAR RESOURCES, LLC
LONESTAR OPERATING, LLC
POPLAR ENERGY, LLC
EAGLEFORD GAS, LLC
EAGLEFORD GAS 2, LLC
EAGLEFORD GAS 3, LLC
EAGLEFORD GAS 4, LLC
EAGLEFORD GAS 5, LLC
EAGLEFORD GAS 6, LLC
EAGLEFORD GAS 7, LLC
EAGLEFORD GAS 8, LLC
EAGLEFORD GAS 10, LLC
LONESTAR BR DISPOSAL LLC
LA SALLE EAGLE FORD GATHERING LINE LLC
EAGLEFORD GAS 11, LLC

By:	/s/ Russell T Kelley, Jr.
Name:	Russell T Kelley, Jr.
Title:	Senior Vice President, Chief Financial Officer and Treasurer

PI MERGER SUB LLC

By:	/s/ Darrin J. Henke
Name:	Darrin J. Henke
Title:	President and Chief Executive Officer

[Signature Page to Joinder Agreement]

SCHEDULE 1

LONESTAR GUARANTORS

Pi Merger Sub LLC

Lonestar Resources America LLC

Albany Services, L.L.C.

T-N-T Engineering, LLC

Lonestar Resources, LLC

Lonestar Operating, LLC

Poplar Energy, LLC

Eagleford Gas, LLC

Eagleford Gas 2, LLC

Eagleford Gas 3, LLC

Eagleford Gas 4, LLC

Eagleford Gas 5, LLC

Eagleford Gas 6, LLC

Eagleford Gas 7, LLC

Eagleford Gas 8, LLC

Eagleford Gas 10, LLC

Lonestar BR Disposal LLC

La Salle Eagle Ford Gathering Line LLC

Eagleford Gas 11, LLC